UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2022

Loop Media, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55591	47-3975872
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

700 N. Central Ave., Suite 430 Glendale, CA	91203
(Address of Principal Executive Office)	(Zip Code)

(213) 436-2100

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Loan Agreement

Effective as of May 13, 2022, Loop Media, Inc. (the “Company”) entered into a Non-Revolving Line of Credit Loan Agreement (the “Loan Agreement”) with several institutions and individuals (each individually a “Lender” and collectively, the “Lenders”) and RAT Investment Holdings, LP, as administrator of the loan (the “Loan Administrator”) for aggregate loans of up to $2.2 million (the “Loan”), evidenced by a Non-Revolving Line of Credit Promissory Note (the “Note”), also effective as of May 13, 2022. The Loan matures eighteen (18) months from the date of the Loan Agreement and accrues interest, payable semi-annually in arrears, at a fixed rate of interest equal to twelve (12) percent per year.

In connection with the Loan, on May 13, 2022, the Company issued a warrant (each a “Warrant” and collectively, the “Warrants”) to each Lender for an aggregate of up to 628,575 shares of the Company’s common stock (the “Warrant Shares”). Each Warrant has an exercise price of $1.75 per share, expires on May 13, 2025 (the “Expiration Date”), and shall be exercisable at any time prior to the Expiration Date.

Under the Loan Agreement, the Company has granted to the Lenders a security interest in all of the Company’s present and future assets and properties, real or personal, tangible or intangible, wherever located, including products and proceeds thereof.

The descriptions of the Loan Agreement, the Note and the Warrants are qualified in their entirety by reference to the full texts of the Loan Agreement, the Note and the form of Warrant, which are incorporated by reference herein. Copies of the Loan Agreement, the Note and the form of Warrant are included herein as Exhibits 10.1, 10.2 and 4.1, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information in Item 1.01 with respect to the Loan Agreement is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information in Item 1.01 with respect to the Warrants is incorporated by reference into this Item 3.02. The issuance of the Warrants was not registered under the Securities Act of 1933, as amended (the “Securities Act”). The Warrants were issued in a private placement exempt from the registration requirements of the Securities Act, in reliance on the exemptions set forth in Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Form of Warrant, dated May 13, 2022.

10.1	Non-Revolving Line of Credit Loan Agreement, effective as of May 13, 2022, by and between the Company, the Loan Administrator and the Lenders.

10.2	Non-Revolving Line of Credit Promissory Note, dated May 13, 2022, executed by the Company for the benefit of the Lenders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 19, 2022	LOOP MEDIA, INC.

	By:	/s/ Jon Niermann
Jon Niermann, CEO